Exhibit 10.2
Execution Version

AMENDMENT NO. 4
TO
JUPITER GAS GATHERING AGREEMENT
This Amendment No. 4 to the Jupiter Gas Gathering Agreement (this “Amendment”) is made and entered into as of June 1, 2017, by and between EQT Production Company (“Producer”) and EQT Energy, LLC (collectively with Producer, “Shipper”), on the one hand, and EQM Gathering OPCO, LLC (“Gatherer”), on the other hand. Producer, Shipper and Gatherer are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties made and entered into that certain Jupiter Gas Gathering Agreement, dated May 1, 2014 (as amended by that certain Amendment No. 1 to Jupiter Gas Gathering Agreement, dated December 17, 2014, that certain Amendment No. 2 to Jupiter Gas Gathering Agreement, dated October 26, 2015, and that certain Amendment No. 3 to Jupiter Gas Gathering Agreement, dated August 1, 2016, the “Agreement”), pursuant to which, among other provisions, Shipper requested that Gatherer provide gathering services to Shipper by receiving quantities of Gas from Shipper at the Receipt Points and redelivering such Gas to or for Shipper’s account at the Delivery Points; and

WHEREAS, the Parties intend to amend Exhibit A and Section II (Table of Incremental Capital Fees) of Exhibit B-2 of the Agreement upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.Definitions. All capitalized terms used but not otherwise defined or amended herein shall have the meanings ascribed to them in the Agreement.

2.Amendments.

a.	Exhibit A attached to the Agreement is hereby deleted in its entirety and replaced with the revised Exhibit A attached hereto as Attachment 1.

b.
Section II (Table of Incremental Capital Fees) of Exhibit B-2 attached to the Agreement is hereby deleted in its entirety and replaced with the revised Section II (Table of Incremental Capital Fees) attached hereto as Attachment 2.

c.	Section 2.b. of Amendment No. 3 of the Agreement is deleted in its entirety.

3.Effect of Amendment. The Agreement, as amended hereby, shall remain in full force and effect, and all terms hereof are hereby ratified and confirmed by the Parties.

4.Further Actions. The Parties agree to execute such other documents and take such further actions necessary to effectuate this Amendment.

5.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. It is agreed by the Parties that facsimile signature pages signed by the Parties shall be binding to the same extent as original signature pages.

6.Entire Agreement. This Amendment is the entire agreement between the Parties concerning the subject matter hereof and neither Party shall be bound by representations except as set forth in this Amendment.

7.Amendments. This Amendment may not be modified or amended except by a written agreement signed by the Parties.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

EQT PRODUCTION COMPANY	EQM GATHERING OPCO, LLC
By: /s/ Erin R. Centofanti	By: /s/ David W. Gray
Name: Erin R. Centofanti	Name: David W. Gray
Title: SVP, Asset Development	Title: SVP
EQT ENERGY, LLC
By: /s/ Donald M. Jenkins
Name: Donald M. Jenkins
Title: President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO JUPITER GAS GATHERING AGREEMENT]

ATTACHMENT 1

EXHIBIT A
RECEIPT POINTS, DELIVERY POINTS,
CONTRACT MDQ AND COMPRESSION MDQ

Receipt Point(s)	Receipt Point MDQ MMcf/Day	Zone	Zone MDQ MMcf/Day
HLB65	60	Zone 1	300
West Run	40	Zone 1	300
West Run - Hopewell Ridge	40	Zone 1	300
Koloski	90	Zone 1	300
ROG279	80	Zone 1	300
Pierce	100	Zone 1	300
Walker B	30	Zone 1	300
Moore	40	Zone 1	300
Phillips	30	Zone 1	300
Scotts Run	30	Zone 1	300
Patterson Creek	60	Zone 1	300
ROG162	120	Zone 1	300
ROG79	50	Zone 1	300

Moninger	200	Zone 2	370
Cooper	140	Zone 2	370
Big Sky	75	Zone 2	370
Way176	45	Zone 2	370
Amity	15	Zone 2	370
Harden Farm	110	Zone 2	370
Connors	65	Zone 2	370
Pettit	65	Zone 2	370
Hughes	55	Zone 2	370
Roberts	9	Zone 2	370
Harden	25	Zone 2	370
Shipman	37.5	Zone 2	370
J&J	37.5	Zone 2	370

Lacko	250	Zone 3	370
Hildebrand	35	Zone 3	370
Pyles	40	Zone 3	370
Beazer	50	Zone 3	370
Yabolnski	70	Zone 3	370
Way153	60	Zone 3	370
Nicoloff	30	Zone 3	370
McMillan	20	Zone 3	370
Robinson	20	Zone 3	370
Thompson	25	Zone 3	370
Thistlewaite	2	Zone 3	370
Alpha	80	Zone 3	370

Exhibit A

EXHIBIT A (Continued)
RECEIPT POINTS, DELIVERY POINTS,
CONTRACT MDQ AND COMPRESSION MDQ

Delivery Point(s)	Location
Ingram	Equitrans H-109
Amity	Equitrans H-125
Jupiter	Equitrans H-148
Callisto	Equitrans H-160
Hopewell Ridge	Equitrans H-160
Pipers Ridge	Equitrans M-78
Europa	Equitrans H-165
Io	Equitrans H-148 and M-78

Drip Liquids Delivery Point(s)	Location
Not applicable

Contract MDQ:	792,000 Dth / Day
Compression MDQ:	792,000 Dth / Day

Exhibit A

ATTACHMENT 2

II.    Table of Incremental Capital Fees

Incremental Capital Project	Contract MDQ	Incremental Capital Fee	In-Service Date	Applicable Expansion Term

Exhibit B-2